SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant[X]
Filed by a Party other than the Registrant[  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant toss. 240.14a-12

                            FFD FINANCIAL CORPORATION
                    -----------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         1)   Title of each class of securities to which transaction applies:
              ---------------------------------------------------------------
         2)   Aggregate number of securities to which transaction applies:
              ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              ---------------------------------------------------------------
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              ---------------------------------------------------------------
         5)   Total fee paid:
              ---------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              --------------------------------------
         2)   Form, Schedule or Registration Statement No.:
              --------------------------------------
         3)   Filing Party:
              --------------------------------------
         4)   Date Filed:
              --------------------------------------

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2001 Annual Meeting of Shareholders of FFD Financial Corporation ("FFD") will be held at the Toland-Herzig Monarch Center, 831 Boulevard, Dover, Ohio, 44622, on October 16, 2001 at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.   To elect three directors of FFD for terms expiring in 2003;

     2. To ratify the selection of Grant Thornton LLP as the auditors of FFD for the current fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of FFD of record at the close of business on August 31, 2001, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                             By Order of the Board of Directors




Dover, Ohio                                  Trent B. Troyer, President
September 12, 2001

                            FFD FINANCIAL CORPORATION
                            321 North Wooster Avenue
                                Dover, Ohio 44622
                                 (330) 364-7777

                                 PROXY STATEMENT


                                     PROXIES

         The enclosed Proxy is solicited by the Board of Directors of FFD Financial Corporation ("FFD") for use at the 2001 Annual Meeting of Shareholders of FFD to be held at the Toland-Herzig Monarch Center, 831 Boulevard, Dover, Ohio 44622, on October 16, 2001, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). The Proxy will not be used for any other meeting. Without affecting any vote previously taken, the Proxy may be revoked by a shareholder executing a later dated proxy which is received by FFD before the Proxy is exercised or by giving notice of revocation to FFD in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of J. Richard Gray, Roy O. Mitchell, Jr., and Robert D. Sensel as directors of FFD for terms expiring in 2003; and

                  FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of FFD for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of FFD and its subsidiary, First Federal Community Bank, formerly known as First Federal Savings Bank of Dover ("First Federal"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The cost of soliciting Proxies will be borne by FFD.

         Only shareholders of record as of the close of business on August 31, 2001 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. FFD's records disclose that, as of the Voting Record Date, there were 1,281,541 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of FFD on or about September 17, 2001.

                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and FFD's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted ("non-votes") and shares as to which the authority to vote is withheld are not counted toward the election of directors. If you sign and date a Proxy but do not specify how your shares should be voted, your shares will be voted FOR the reelection of the three nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of FFD for the current fiscal year. The effect of an abstention or a non-vote is the same as a vote against ratification. If you sign and date a Proxy but do not specify how your shares should be voted, your shares will be voted FOR the ratification of the selection of Grant Thornton as auditors.


              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information about the only persons known to FFD to own beneficially more than five percent of the outstanding common shares of FFD as of August 31, 2001:

                                      Amount and nature of                   Percent of
Name and address                      beneficial ownership               shares outstanding
----------------                      ---------------------              ------------------
FFD Financial Corporation                 138,210 (1)                          10.78%
  Employee Stock Ownership Plan
1201 Broadway
Quincy, Illinois  62301

Robert R. Gerber                           76,912 (2)                           5.88%
658 Orchard Avenue N.W.
New Philadelphia, Ohio  44663

--------------------------

  (1) Includes 79,053 unallocated shares as to which First Bankers Trust Company, N.A. (the "ESOP Trustee"), as the Trustee for the FFD Financial Corporation Employee Stock Ownership Plan (the "ESOP"), has sole voting power. The ESOP Trustee has sole investment power over all 138,210 shares.

  (2) Includes 12,846 shares allocated to Mr. Gerber's ESOP account as to which Mr. Gerber has voting power, 26,174 shares that may be acquired upon the exercise of an option, 1,487 shares which are expected to be earned in the next 60 days under the First Federal Savings Bank of Dover Recognition and Retention Plan (the "RRP") and 22,780 shares held by the RRP as to which Mr. Gerber has shared voting power as Trustee.

         The following table sets forth certain information about the number of common shares of FFD beneficially owned by each director of FFD and by all directors and executive officers of FFD as a group as of August 31, 2001:

                                                 Amount and nature of beneficial ownership
                                                 ------------------------------------------
                                                 Sole voting and          Shared voting and             Percent of
Name and address (1)                             investment power          investment power         shares outstanding
--------------------                             ----------------          ----------------         ------------------
Stephen G. Clinton                                   14,509 (2)                24,630 (3)                   3.03%
Robert R. Gerber                                     49,132 (4)                27,780 (3)                   5.88
J. Richard Gray                                      11,759 (2)                20,000                       2.46
Richard J. Herzig                                    11,759 (2)                12,500                       1.88
Enos L. Loader                                        4,130 (5)                23,780 (3)                   2.17
Roy O. Mitchell, Jr.                                 12,259 (2)                14,000                       2.03
Robert D. Sensel                                     21,759 (2)                10,000                       2.46
Trent B. Troyer                                       8,760 (6)                22,780 (3)                   2.45
All directors and executive
  officers of FFD as a group (10 people)            143,641 (7)                87,130 (8)                  16.98

---------------------------

(1) Each of the persons listed on this table may be contacted at the address of FFD.

(2) Includes 8,945 shares that may be acquired on the exercise of options awarded under the FFD Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan") and 744 shares which are expected to be earned in the next 60 days under the RRP.

(3) Includes 22,780 shares held by the RRP Trust as to which Messrs. Clinton, Gerber, Loader and Troyer have shared voting power as Trustees of the RRP.

(4) Includes 26,174 shares that may be acquired upon the exercise of an option awarded under the Stock Option Plan, 1,487 shares which are expected to be earned in the next 60 days under the RRP, and 12,846 shares allocated to Mr. Gerber's ESOP account, as to which Mr. Gerber has voting power.

(5) Includes 1,789 shares that may be acquired upon the exercise of an option awarded under the Stock Option Plan.

(6) Includes 2,214 shares that may be acquired upon the exercise of an option awarded under the Stock Option Plan, and 5,777 shares allocated to Mr. Troyer's ESOP account, as to which Mr. Troyer has voting power.

(7) Includes 77,577 shares that may be acquired upon the exercise of options awarded under the Stock Option Plan and 5,727 shares that are expected to be earned in the next 60 days under the RRP.

(8) The 22,780 shares held by the RRP Trust (including the shares held by the RRP Trust but expected to be earned and distributed in the next 60 days, which are also included in the number of shares held with sole voting and investment power for each listed recipient) are included in each Trustee's amount but are counted only once in the amount beneficially owned by all directors and executive officers of FFD as a group.

                               BOARD OF DIRECTORS

Election of Directors

         The Board of Directors proposes the reelection of the following persons to serve as directors of FFD until the annual meeting of shareholders in 2003 and until their successors are duly elected and qualified:

Name                               Age (1)           Position(s) held         Director of FFD since      Term expires
----                               -------           ----------------         ---------------------      ------------
J. Richard Gray                       74                 Director                     1995                   2001
Roy O. Mitchell, Jr.                  74                 Director                     1995                   2001
Robert D. Sensel                      56                 Director                     1995                   2001

--------------------------

(1)      As of September 12, 2001.

     J. Richard Gray has been employed by Hanhart Agency, Inc., an insurance agency in Dover, since 1951. Mr. Gray has served as that company's Chairman for the past three years.

     Roy O. Mitchell, Jr. served as Managing Officer of First Federal from 1967 until his retirement from First Federal in 1992.

     Robert D. Sensel has been President and Chief Executive Officer of Dover Hydraulics, Inc., Dover, Ohio, since 1984. Dover Hydraulics is involved in the manufacture, repair and distribution of hydraulic cylinders and components for the steel, construction and mining industries.

     If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     The following directors will continue to serve after the Annual Meeting for the terms indicated:

Name                               Age (1)          Position(s) held          Director of FFD since       Term expires
----                               -------          ----------------          ---------------------       ------------
Stephen G. Clinton                    48                  Director                     1995                   2002
Richard L. Herzig                     76                  Director                     1995                   2002
Enos L. Loader                        64                  Director                     1998                   2002

--------------------------

(1)      As of September 12, 2001.

     Stephen G. Clinton is Vice President of Young & Associates, a financial institution consulting and capital market firm headquartered in Kent, Ohio. Prior to joining Young in 2001, Mr. Clinton was a principal of Tucker Anthony
Capital Markets, an investment banking firm headquartered in Boston, Massachusetts, providing assistance to financial institutions in their implementation of capital strategies. Prior to joining Tucker Anthony in 1997, Mr. Clinton was for seven years the President of National Capital Companies, LLC, an investment banking firm.

     Richard J. Herzig is the Chairman and retired President of Toland-Herzig Funeral Homes, Inc., located in Dover, Ohio.

     Enos L. Loader was employed by Bank One Dover N.A. for 38 years, retiring in 1998 as Executive Vice President and Chief Operating Officer. He currently provides business financial consulting to several firms.

     FFD's Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of FFD by the later of the July 31st immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of FFD owned either beneficially or of record by each nominee and the length of time such shares have been so owned.

     Each of the directors of FFD is also a director of First Federal. Messrs. Clinton, Gray, Herzig, Mitchell and Sensel became directors of FFD in connection with the conversion of FFD from mutual to stock form (the "Conversion") and the formation of FFD as the holding company for First Federal. Mr. Loader was appointed to the boards of FFD and First Federal effective June 1, 1998. Due to the resignation of Robert Gerber, one board seat is currently vacant.

Meetings of Directors

     The Board of Directors of FFD met 14 times for regularly scheduled and special meetings during the fiscal year ended June 30, 2001.

     Each director of FFD is also a director of First Federal. The Board of Directors of First Federal met 14 times for regularly scheduled and special meetings during the fiscal year ended June 30, 2001.

Committees of Directors

     The Board of Directors of FFD has an Audit Committee, a Stock Option Committee, an ESOP Committee and a Management Assessment Committee. The full Board of Directors serves as a nominating committee.

     The Audit Committee is responsible for selecting and recommending to the Board of Directors a firm to serve as auditors for FFD and reviewing the report prepared by the auditors. All six of the directors serve on the Committee. The Audit Committee met once during the fiscal year ended June 30, 2001.

     The Stock Option Committee is responsible for administering the Stock Option Plan, including interpreting the Stock Option Plan and granting options pursuant to its terms. The members of the Stock Option Committee are Mr. Gray, Mr. Herzig, Mr. Mitchell and Mr. Sensel. The Stock Option Committee met once during the fiscal year ended June 30, 2001.

     The ESOP committee is responsible for administering and overseeing the ESOP. All six of the directors are members of the ESOP Committee. The ESOP Committee met once during the last fiscal year.

     The Management Assessment Committee is responsible for evaluating the performance, leadership and direction of the President and CEO. All six of the directors serve on the committee. The Management Assessment Committee met three times during the fiscal year ended June 30, 2001.

     The Board of Directors of First Federal has a Senior Loan Committee and an RRP Committee.

     The Senior Loan Committee functions primarily as a loan approval committee for loans that exceed management approval authority. Two members of the board and three members of management comprise the five total members of the committee. Mr. Loader and Mr. Gray represent the board on this committee. The Senior Loan Committee met 12 times during the fiscal year ended June 30, 2001.

     The RRP Committee administers the RRP and recommends awards thereunder, subject to the approval of the full Board of Directors. The members of the RRP Committee are Directors Gray, Herzig, Mitchell and Sensel. The RRP Committee met once during the fiscal year ended June 30, 2001.


                               EXECUTIVE OFFICERS

     Mr. Troyer,  age 38, is the President of both FFD and First Federal.  Scott
A. Finnell, age 32, is Senior Vice President of First Federal and is the bank's chief lending officer. Mr. Gerber, age 52, is Vice President, Chief Financial Officer and Treasurer of both FFD and First Federal. Shirley A. Wallick is the Treasurer and the Secretary of both FFD and First Federal. She is responsible for personnel records and bookkeeping. Ms. Wallick, age 56, has been an employee of First Federal since December 1982.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

         The following includes compensation paid to Trent B. Troyer, who is currently the President of FFD and First Federal, and for Robert R. Gerber who served as President of FFD and First Federal until October 17, 2000. No other executive officer of FFD or First Federal earned salary and bonus in excess of $100,000 during such periods.

                                             Summary Compensation Table
                                ------------------------------------------------------------------------------------------------
                                                                                                                All Other
                                    Annual Compensation(1)               Long term Compensation              Compensation(2)
--------------------------------------------------------------------------------------------------------------------------------

Name and                Year       Salary ($)      Bonus ($)                     Awards
Principal                                                      -----------------------------------------
Position                                                       Restricted Stock    Securities Underlying
                                                                  Awards ($)         Options/SARs (#)
--------------------------------------------------------------------------------------------------------------------------------
Trent B. Troyer,        2001          $67,500       $10,000               -                  -                   $11,323
   President

Robert R. Gerber,       2001          $77,000       $ 6,000               -                  -                   $17,499
   President            2000          $89,000       $ 6,500               -                  -                   $32,362
                        1999          $89,000             -               -                  -                   $50,193



(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Gerber and Mr. Troyer the cost of which was less than 10% of their compensation.

(2) Consists of the aggregate value at the date of allocation of shares allocated to Mr. Troyer and Mr. Gerber's respective ESOP accounts.

Stock Option Plan

     The shareholders of FFD adopted the Stock Option Plan in 1996, and 145,475 shares have been reserved for issuance upon exercise of options. Directors, officers and employees of FFD and First Federal are eligible to receive options under the Stock Option Plan.

     The following table sets forth information regarding the number and value of unexercised options held by Mr. Troyer and Mr. Gerber at June 30, 2001:


                                    Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/01 Option/SAR Values
                                                                      Number of Securities           Value of Unexercised
                                                                     Underlying Unexercised         "In The Money" Options/
                         Shares Acquired on        Value           Options/SARs at 6/30/01(#)        SARs at 6/30/01($)(1)
Name                         Exercise(#)         Realized($)        Exercisable/Unexercisable       Exercisable/Unexercisable

Trent B. Troyer                  -0-                N/A                   2,214/738                           N/A
Robert R. Gerber                 -0-                N/A                  20,940/5,234                    $19,055/$4,763

---------------------------

(1) For purposes of this table, the value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the fair market value of FFD's common shares, which was $10.05 per share on June 30, 2001, based on the closing bid price reported by Nasdaq. The exercise price of Mr. Troyer's options is $11.17 per share and the exercise price of Mr. Gerber's options is $9.14 per share.


Recognition and Retention Plan

         The RRP has purchased 50,245 common shares of FFD, 29,300 of which have been awarded and not forfeited. Unless the RRP Committee specifically states to the contrary at the time of an award of shares, one-fifth of such shares will be earned and non-forfeitable on each of the first five anniversaries of the date of the award.

Employee Stock Ownership Plan

         FFD has established the ESOP for the benefit of employees of FFD and its subsidiaries, including First Federal, who are age 21 or older and who have completed at least one year of service with FFD and its subsidiaries. The ESOP provides an ownership interest in the Company to all eligible full-time employees of the Company. The ESOP trust borrowed funds from the Company with which it acquired 116,380 common shares in the Conversion.

         Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Except for participants who retire, become disabled or die during a plan year, all other participants must have completed at least 1,000 hours of service in order to receive an allocation. Benefits become fully vested after five years of service.

Director Compensation

         Each director who is not an executive officer of FFD receives a fee of $300 per regular meeting attended and $50 per special meeting attended. Each director who is not an executive officer of First Federal receives a fee of $700 per regular meeting attended and $50 per special meeting attended. In addition, directors who are not executive officers of either FFD or First Federal receive a fee of $25 per committee meeting attended.

                              CERTAIN TRANSACTIONS

         First Federal makes loans to executive officers and directors in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.


                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton LLP as the auditors of FFD for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of FFD is comprised of six directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit FFD's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit A.

         As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of FFD. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from FFD, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o    Management's  judgments and  accounting  estimates
o    Whether there were any significant audit adjustments
o    Whether there were any disagreements with management
o    Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to Grant Thornton's retention
o    Whether Grant Thornton encountered any difficulties in performing the audit
o    Grant Thornton's judgments about the quality of FFD's accounting principles
o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2001, to be filed with the SEC.

Stephen G. Clinton
J. Richard Gray
Richard J. Herzig
Enos L. Loader
Roy O. Mitchell, Jr.
Robert D. Sensel

Audit Fees

         During the fiscal year ended June 30, 2001, Grant Thornton billed FFD $44,225 in fees for professional services in connection with the audit of FFD's annual financial statements and the review of financial statements included in FFD's Forms 10-QSB.

Financial Information Systems Design and Implementation Fees

        During the last fiscal year, FFD did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to FFD's financial statements.

All Other Fees

         During the fiscal year ended June 30, 2001, Grant Thornton billed FFD $12,270 in fees for services rendered by Grant Thornton for all accounting services other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         If a qualified shareholder of FFD intends to submit a proposal to be considered for inclusion in FFD's form of Proxy and in FFD's Proxy Statement (the "Proxy Materials") for the 2002 Annual Meeting of Shareholders (the "2002 Annual Meeting"), such proposal must be received by the Company no later than May 22, 2002. If a shareholder intends to present a proposal at the 2002 Annual Meeting and the proposal was not included in the Proxy Materials, then the proxies designated by the Board of Directors of FFD for the 2002 Annual Meeting of Shareholders of FFD will still be entitled to vote in their discretion on such proposal despite the exclusion of any discussion of the matter in the Proxy Materials if the proposal is not received by FFD before August 4, 2002.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                           By Order of the Board of Directors




Dover, Ohio                                Trent B. Troyer, President
September 12, 2001

                                    EXHIBIT A

                            FFD FINANCIAL CORPORATION

                             AUDIT COMMITTEE CHARTER
                             (Adopted June 13, 2000)

Organization

         This Charter governs the operations of the Audit Committee of FFD Financial Corporation (the "Company"). The Company's Board of Directors will establish and maintain a Committee of at least two members, a majority of the members of which shall be independent directors. Members of the Committee shall be considered independent if they have no relationship which, in the opinion of the Company's Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Satisfaction of these independence requirements shall be determined in accordance with the applicable rules of The Nasdaq Stock Market, Inc.

Statement of Policy

         The Committee shall assist the Company's Board in fulfilling its oversight responsibility to shareholders, the investment community and governmental bodies relating to the Company's financial statements and financial reporting process, the Company's systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. In so doing, the Committee will maintain free and open means of communication between the directors, the independent accountant, the internal auditors, and the Company's financial management.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and prepared in accordance with generally accepted accounting principals. That is the responsibility of management and the Company's independent accountant.

Responsibilities

         In carrying out its responsibilities and duties, the Committee shall:

          1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually.

          2. Review and discuss with management the Company's annual financial statements and the independent accountant's opinion rendered with respect to such financial statements.

          3.   Recommend  to  the  Board  the   selection  of  the   independent
accountant, considering independence and effectiveness, to audit the financial statements of the Company and its divisions and subsidiaries, if any.

          4. Evaluate, together with the Board, the performance of the independent accountant, and, if so determined by the Committee, recommend that the Board replace the independent accountant.

          5.   Communicate  to  the   independent   accountant   that  they  are
ultimately accountable to the Board and the Committee, as the shareholders' representatives.

          6. Ensure that the independent accountant submit to the Committee periodically a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence

Standards Board Standard 1 ("ISBS No. 1"), and engage in active dialog with the independent accountant about all disclosed relationships or services that may impact the objectivity and independence of the independent accountant.

          7. Review the performance of the independent accountant and consult with the independent accountant out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements. The Committee's review should include the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS No. 61") and an explanation from the independent accountant of the factors considered by the independent accountant in determining the audit's scope. The independent accountant should confirm that no limitations have been placed on the scope or nature of the audit.

          8. Review with management, the independent accountant and the internal auditor any difficulties or disagreements encountered during the course of the audit, as well as any improvements that could be made in the audit or internal control procedures.

          9. Receive communications, if any, from the independent accountant with respect to interim financial information before the filing of the Quarterly Report on Form 10-QSB with the Securities and Exchange Commission and discuss such communications with management of the Company. The chair of the Committee may represent the entire Committee for purposes of this receipt of communications and discussion with management.

          10. Prepare a report to be included in the Proxy Statement for the Company's annual meeting of shareholders. As required by the regulations of the Securities and Exchange Commission, the report must state whether the Committee has (i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent accountant the matters required to be discussed by SAS No. 61; (iii) received and discussed with the independent accountant the matters required by ISBS No. 1; and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year. The name of each Committee member must appear below the report.

          11. Perform any other activities consistent with this Charter, the Company's Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                            FFD FINANCIAL CORPORATION

          FFD FINANCIAL CORPORATION 2001 ANNUAL MEETING OF SHAREHOLDERS

                                October 16, 2001

         The undersigned shareholder of FFD Financial Corporation ("FFD") hereby constitutes and appoints Richard J. Herzig and Stephen G. Clinton, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 2001 Annual Meeting of Shareholders of FFD to be held at the Toland-Herzig Monarch Center, 831 Boulevard, Dover, Ohio 44622, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of FFD which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of three directors:

     [    ]   FOR all nominees                   [    ]  WITHHOLD authority to
              listed below                               vote for all nominees
              (except as marked to the                   listed below:
              contrary below):

                                 J. Richard Gray
                              Roy O. Mitchell, Jr.
                                Robert D. Sensel

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of FFD for the current fiscal year.


     [    ]   FOR             [    ]   AGAINST               [    ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2001 Annual Meeting of Shareholders of FFD and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                            Signature


----------------------------                ------------------------------
Print or Type Name                                   Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.